Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2022
Discontinued operations
Schedule Of Continuing And Discontinued Operations in the consolidated statements of comprehensive income and consolidated statements of cash flows

	2022	2021	2020
in EUR k
Results of discontinued operations
Revenue	19,455	146,334	89,218
Cost of sales	15,120	131,713	48,151
Gross profit	4,335	14,621	41,067
General administrative expenses	503	3,259	2,495
Selling expenses	7	534	446
Other operating income	3,096	373	3
Other operating expenses
Operating income	6,921	11,201	38,129
Financial costs, net	46	49	19
Income before taxes	6,875	11,152	38,110
Income tax expense	13	46	58
Income for the period	6,862	11,106	38,052
Total comprehensive income, attributable to equity holders of the parent	6,862	11,106	38,052
Net income per share - Basic and diluted (in EUR)	0.26	0.49	1.82